Exhibit 99.2
Unica Corporation and Subsidiaries
Unaudited Pro Forma Financial Statements
(dollars in thousands)
UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS
The following unaudited pro forma combined financial statements have been prepared to give effect to the acquisition by Unica Corporation (“Unica”) of certain assets and the assumption of certain liabilities of MarketSoft Software Corporation (“MarketSoft”) and Sane Solutions, LLC (“Sane”) using the purchase method of accounting and the assumptions and adjustments described in the accompanying notes to unaudited pro forma combined financial statements.
On December 20, 2005, Unica Corporation, a Delaware corporation, acquired certain assets of MarketSoft in exchange for $7,258 in cash and the assumption of specified liabilities of MarketSoft, effective as of December 20, 2005.
On March 7, 2006, Unica entered into an Agreement and Plan of Merger (the “Merger Agreement”) among Lorax Acquisition Corp., a Delaware corporation and wholly owned subsidiary of the Company (the “Merger Subsidiary”) and Sane. Effective March 22, 2006, Unica completed the acquisition of Sane in exchange for $21,774 in cash, assumed liabilities and transaction-related costs of $4,913, and 151,984 shares of common stock valued at $1,804.
The following unaudited pro forma combined statement of operations combines Unica’s statement of operations data for the year ended September 30, 2005, with MarketSoft’s statement of operations data for the year ended June 30, 2005 and with Sane’s statement of operations data for the year ended December 31, 2005, as if each acquisition had been completed on October 1, 2004. The following unaudited pro forma combined statement of operations combines Unica’s statement of operations data for the three months ended December 31, 2005, with MarketSoft’s statement of operations data for the period October 1, 2005 to December 20, 2005, and Sane’s statement of operations data for the three months ended December 31, 2005, as if each acquisition had been completed on October 1, 2005.
The following unaudited pro forma combined balance sheet combines Unica’s and Sane’s balance sheet data as of December 31, 2005, as if the acquisition had been completed on December 31, 2005. The pro forma financial information is based upon the historical consolidated financial statements of Unica, MarketSoft and Sane and the assumptions, estimates and adjustments which are described in the notes to the unaudited pro forma combined financial statements. The assumptions, estimates and adjustments are preliminary and have been made solely for purposes of developing such pro forma information.
The unaudited pro forma combined financial statements include adjustments that have been made to reflect the preliminary purchase price allocations. These preliminary allocations represent estimates made for purposes of these pro forma financial statements and are subject to change upon finalization of management’s assessment of valuation reports from an independent valuation specialist.
The unaudited pro forma combined financial statements are presented for illustrative purposes only and are not necessarily indicative of the consolidated financial position or consolidated results of operations of Unica that would have been reported had the acquisitions occurred on the dates indicated, nor do they represent a forecast of the consolidated financial position of Unica at any future date or the consolidated results of operations for any future period. Furthermore, no effect has been given in the unaudited pro forma combined statements of operations for synergistic benefits or cost savings that may be realized through the combination of Unica, MarketSoft and Sane or costs that may be incurred in integrating the three companies. The unaudited pro forma combined financial statements should be read in conjunction with the historical financial statements and related notes and management’s discussion and analysis of financial condition and results of operations of Unica which is included in Unica’s Annual Report on Form 10-K for the year ended September 30, 2005, Unica’s definitive proxy statement on Schedule 14A filed with the SEC on January 20, 2006 and Unica’s Quarterly Report on Form 10-Q for the quarterly period ended December 31, 2005, which are incorporated by reference herein, and the historical financial statements and related notes of Sane included in this Form 8-K/A.

Unica Corporation and Subsidiaries
Unaudited Pro Forma Combined Balance Sheet
As of December 31, 2005
(in thousands)

	Unica	Sane	Pro forma		Pro forma
	Historical	Historical	Adjustments		Combined
Assets
Current assets:
Cash and cash equivalents	$38,225	$923	$(21,952)	(A), (C)	$17,196
Restricted cash	240	—	—		240
Short-term investments	18,527	—	—		18,527
Accounts receivable	12,850	784	(270)	(C)	13,364
Purchased customer receivables	1,355	—	—		1,355
Deferred tax asset	926	—	—		926
Prepaid expenses and other current assets	1,447	69	(32)	(C)	1,484

Total currrent assets	73,570	1,776	(22,254)		53,092
Property and equipment	1,825	191	(6)	(C)	2,010
Purchased customer receivables, long term	2,273	—	—		2,273
Intangible assets	1,899	—	7,057	(A), (B)	8,956
Goodwill	4,345	—	15,916	(A)	20,261
Other assets	75	—	1,393	(A)	1,468

Total assets	$83,987	$1,967	$2,106		$88,060

Current liabilities:
Accounts payable and accrued expenses	$8,602	$355	$4,145	(A)	$13,102
Short-term deferred revenue	22,552	1,129	(716)	(C)	22,965

Total current liabilities	31,154	1,484	3,429		36,067
Long-term deferred revenue	4,588	—	—		4,588

Total liabilities	35,742	1,484	3,429		40,655

Members’ equity	—	483	(483)	(D)	—

Stockholders’ equity:
Common stock	189		2	(E)	191
Additional paid in capital	45,697		1,802	(E)	47,499
Deferred stock-based compensation	(305)				(305)
Accumulated earnings (deficit)	2,532		(2,644)	(A)	(112)
Accumulated other comprehensive income	132				132

Total stockholders’ equity	48,245		(840)		47,405

Total liabilities, members’ equity and stockholders’ equity	$83,987	$1,967	$2,106		$88,060

See the accompanying notes to the unaudited pro forma financial information.

Unica Corporation and Subsidiaries
Unaudited Pro Forma Combined Statement of Operations
For the Three Months Ended December 31, 2005
(in thousands, except share and per share data)

	For the Three	For the Period	For the Three
	Months Ended	October 1, 2005	Months Ended	Pro Forma		Pro Forma
	December 31,	to December 20,	December 31,	Adjustments		Adjustments
	2005	2005	2005	MarketSoft		Sane		Pro forma
	Unica	MarketSoft	Sane	(Note 2)		(Note 1)		Combined
Revenue:
License	$8,544	$623	$717	$—		$—		$9,884
Maintenance and services	9,051	280	768	(422	) (K)	(179	) (F)	9,498

Total revenue	17,595	903	1,485	(422)		(179)		19,382

Cost of revenue:
License	271	69	22	26	(I), (J)	182	(B)	570
Maintenance and services	2,846	254	211	—		—		3,311

Total cost of revenue	3,117	323	233	26		182		3,881

Gross profit	14,478	580	1,252	(448)		(361)		15,501

Operating expenses:
Sales and marketing	6,962	616	576	—		—		8,154
Research and development	3,362	454	296	—		—		4,112
General and administrative	2,277	1,010	386	—		—		3,673
Amortization of intangibles	108	18	—	13	(I), (J)	362	(B)	501

Total operating expenses	12,709	2,098	1,258	13		362		16,440

Income (loss) from operations	1,769	(1,518)	(6)	(461)		(723)		(939)

Other income:
Interest income, net	537	84	2	(119	) (L)	(139	) (H)	365
Other income (expense), net	(116)	—	—	—		—		(116)

Total other income	421	84	2	(119)		(139)		249

Income (loss) before income taxes	2,190	(1,434)	(4)	(580)		(862)		(690)
Provision for (benefit from) income taxes	756	—	—	(444	) (G)	(550	) (G)	(238)

Net income (loss)	$1,434	$(1,434)	(4)	$(136)		$(312)		$(452)

Net loss per share:
Basic	$0.08							$(0.02)

Diluted	$0.07							$(0.02)

Weighted average common shares outstanding:
Basic	18,907,212					151,984	(E)	19,059,196

Diluted	20,047,443							19,059,196

See the accompanying notes to the unaudited pro forma financial information.

Unica Corporation and Subsidiaries
Unaudited Pro Forma Combined Statement of Operations
For the Year Ended September 30, 2005
(in thousands, except share and per share data)

			For the
	For the Year		Year	For the Year
	Ended		Ended	Ended	Pro Forma		Pro Forma
	September 30,		June 30,	December 31,	Adjustments		Adjustments
	2005		2005	2005	MarketSoft		Sane		Pro forma
	Unica		MarketSoft	Sane	(Note 2)		(Note 1)		Combined
Revenue:
License	$29,343		$849	$3,039	$—		$—		$33,231
Maintenance and services	34,205		4,842	2,881	(1,688	) (K)	(716	) (F)	39,524

Total revenue	63,548		5,691	5,920	(1,688)		(716)		72,755

Cost of revenue:
License	957		264	121	102	(I), (J)	729	(B)	2,173
Maintenance and services	10,679		1,021	592	—		—		12,292

Total cost of revenue	11,636		1,285	713	102		729		14,465

Gross profit	51,912		4,406	5,207	(1,790)		(1,445)		58,290

Operating expenses:
Sales and marketing	26,802		6,266	2,249	—		—		35,317
Research and development	11,466		4,475	1,115	—		—		17,056
General and administrative	6,927		2,148	1,113	—		—		10,188
Amortization of intangibles	460		73	—	53	(I), (J)	1,447	(B)	2,033

Total operating expenses	45,655		12,962	4,477	53		1,447		64,594

Income (loss) from operations	6,257		(8,556)	730	(1,843)		(2,892)		(6,304)

Other income:
Interest income, net	660		274	10	(474	) (L)	(554	) (H)	(84)
Other income (expense), net	(67)		(6)	(4)	—		—		(77)

Total other income	593		268	6	(474)		(554)		(161)

Income (loss) before income taxes	6,850		(8,288)	736	(2,317)		(3,446)		(6,465)
Provision for (benefit from) income taxes	2,329		—	—	(2,050	) (G)	(2,477	) (G)	(2,198)

Net income (loss)	$4,521		$(8,288)	736	$(267)		$(969)		$(4,267)

Net income (loss) per share:
Basic	$(0.03	) (M)							$(0.37	) (M)

Diluted	$(0.03	) (M)							$(0.37	) (M)

Weighted average common shares outstanding:
Basic	11,342,468						151,984	(E)	11,494,452

Diluted	11,342,468						151,984	(E)	11,494,452

See the accompanying notes to the unaudited pro forma financial information.

Unica Corporation and Subsidiaries
Notes to Unaudited Pro Forma Financial Information (in thousands)
1. Acquisition of Sane
(A)	The estimated purchase price of Sane, for purposes of preparing these unaudited pro forma financial statements is $28,491. The allocation of the purchase price is based upon preliminary estimates of the assets and liabilities acquired in accordance with SFAS No 141 “Business Combinations”. A full determination of the purchase price allocation will be made upon receipt of a final valuation analysis of tangible and intangible assets. It is anticipated that the final purchase price allocation will not differ materially from the preliminary allocations.
The purchase price paid for Sane is as follows:

Cash paid	$21,774
Transaction and restructuring costs	365
Accounts payable	700
Deferred revenue	413
Assumed liabilities	3,435
Common stock issued	1,804

Total purchase price	$28,491

The allocation of the purchase price is estimated as follows:

Cash	$745
Accounts receivable	514
Other current assets	37
Property and equipment	185
Identifiable intangible assets	7,057
Goodwill	15,916
In-process research and development	4,037

Total purchase price	$28,491

In-process research and development represents projects for which technological feasibility had not been established and for which alternative future uses did not exist, and therefore will be written-off as of the date of the acquisition. The unaudited pro forma combined statements of operations for the year-ended September 30, 2005 and the three months ended December 31, 2005 do not include pro forma adjustments related to in-process research and development. The unaudited pro forma combined balance sheet as of December 31, 2005 reflects a pro forma adjustment related to the in-process research and development write-off as a reduction of accumulated earnings (deficit). In addition, the unaudited pro forma combined balance sheet at December 31, 2005 reflects, in other long term assets, the recording of the estimated pro forma deferred tax benefit of $1,393 related to the in-process research and development write-off.
(B)	To record pro forma amortization of intangible assets resulting from Unica’s acquisition of Sane from the beginning of the period presented over their estimated useful lives as follows:

Unica Corporation and Subsidiaries
Notes to Unaudited Pro Forma Financial Information (in thousands)

		Estimated	Amortization Expense	Amortization Expense
	Intangible	Useful	Year ended	Three months ended
	Asset	Life (years)	September 30, 2005	December 31, 2005
Developed technology	$2,714	1 – 4	$729	$182
Customer contracts and related customer relationships	4,343	3	1,447	362

	$7,057		$2,176	$544

(C)	Adjustment to certain assets and liabilities reflect changes in the balances from December 31, 2005 to the date of acquisition, March 22, 2006.

Cash	$(178)
Accounts receivable	$(270)
Prepaid expenses and other current assets	$(32)
The following table reflects the adjustments to record the difference between the preliminary fair value and the historical amount of Sane’s property and equipment and deferred revenue (see (F) below):

	Sane Historical	Preliminary Fair Value	Net Adjustment
Property and equipment	$191	$185	$(6)
Deferred revenue	$1,129	$413	$(716)
(D)	Adjustment reflects the elimination of the historical members’ equity of Sane.

(E)	Adjustment reflects the issuance of 151,984 shares of common stock at $11.87 per share by Unica in connection with the acquisition of Sane. For pro forma combined basic and diluted earnings per share, these shares are assumed to be outstanding for the entire period presented.

(F)	Adjustment of $716 for the year ended September 30, 2005 represents the difference between the preliminary fair value of deferred revenue acquired of $413 and the historical book value of $1,129. The preliminary fair value of $413 represents an amount equivalent to the estimated cost plus an appropriate profit margin to perform services related to Sane’s software support contracts based on the deferred revenue balances of Sane as of December 31, 2005. The adjustment to revenue represents the net reduction in maintenance revenue associated with the difference between the preliminary fair value and the historical amount. The corresponding adjustments for the year-ended September 30, 2005 and the three months ended December 31, 2005 were $716 and $179, respectively.

Unica Corporation and Subsidiaries
Notes to Unaudited Pro Forma Financial Information (in thousands)
(G)	Adjustment reflects the effect of the acquisition on the provision for income taxes as if Unica’s effective tax rate of 34% for the year-ended September 30, 2005 and 34.5% for the three months ended December 31, 2005 were applied to the pro forma combined pre-tax losses.

(H)	Adjustment to eliminate interest income from Sane statement of operations for cash not acquired, and to eliminate interest income from Unica statement of operations for cash used in the acquisition and not available for investment during the period. Unica’s interest income was estimated using an assumed interest rate of 2.5%.
2. Acquisition of MarketSoft
(I)	To record pro forma amortization of intangible assets resulting from Unica’s acquisition of MarketSoft from the beginning of the period presented over their estimated useful lives as follows:

		Estimated	Amortization Expense	Amortization Expense
	Intangible	Useful	Year ended	Three months ended
	Asset	Life (years)	September 30, 2005	December 31, 2005
Developed technology	$1,129	3	$376	$94
Customer contracts and related customer relationships	628	5	126	31

	$1,757		$502	$125

(J)	Adjustment to eliminate amortization of intangible assets from MarketSoft statement of operations.

		Amortization Expense	Amortization Expense
	Intangible	Year ended	Three months ended
	Asset	June 30, 2005	December 31, 2005
Acquired technology	$588	$(274)	$(68)
Trade names	19	(9)	(2)
Non-competes	137	(64)	(16)

	$744	$(347)	$(86)

(K)	Adjustment of $1,688 for the year ended September 30, 2005 represents the difference between the preliminary fair value of deferred revenue acquired of $341 and the historical book value of $2,029. The

Unica Corporation and Subsidiaries
Notes to Unaudited Pro Forma Financial Information (in thousands)
preliminary fair value of $341 represents an amount equivalent to the estimated cost plus an appropriate profit margin to perform services related to MarketSoft’s software support contracts based on the deferred revenue balances of MarketSoft as of September 30, 2005. The adjustment to revenue represents the net reduction in maintenance revenue associated with the difference between the preliminary fair value and the historical amount. The corresponding adjustments for the year-ended September 30, 2005 and for the three months ended December 31, 2005 were $1,688 and $422, respectively.

(L)	Adjustment to eliminate interest income from MarketSoft statement of operations for cash not acquired, and to eliminate interest income from Unica statement of operations for cash used in the acquisition and not available for investment during the period. Unica’s interest income was estimated using an assumed interest rate of 2.5%.
3. Net Income (Loss) Per Share
(M)	In the historical statement of operations of Unica for the year ended September 30, 2005 and in the pro forma combined statement of operations for the year ended September 30, 2005, net loss per share amounts reflect, as reductions to earnings applicable to common stockholders, the accretion of preferred stock dividends of $841, a special one-time preferred stock dividend of $3,062 and a redemption payment of $1,000 in August 2005 in connection with the Company’s initial public offering. In addition, as a result of the net loss applicable to common stockholders, shares used in computing diluted net loss per common share excludes 1,456,133 weighted-average shares of common stock issuable upon exercise of outstanding stock options, as the effect of including those shares would be anti-dilutive.